Financial instruments	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Financial instruments
20	Financial instruments

Credit risk

Exposure to credit risk

The carrying amount of financial assets represents the maximum credit exposure. The total balance exposed to credit risk at the reporting date was:

	2018	2017	2016
	(€’000)
Trade receivables	99,904	113,518	91,451
Accrued revenue	41,754	36,575	34,560
Collateralized cash	16,389	4,053	3,729
Rental and other supplier deposits	4,069	3,736	3,056
Other investments	7,906	3,693	1,942
Cash and cash equivalents	186,090	38,484	115,893
	356,112	200,059	250,631

The Group assessed its risks relating to cash and cash equivalents. Based on the outcome of this assessment, the group elected its main relationship bank to hold the majority of its cash and cash equivalents. Term risk is limited to deposits of no more than two weeks. The Group monitors its cash position, including counterparty and term risk, daily.

The Group seeks to minimize the credit risk related to customers by analyzing new customers individually for creditworthiness before it begins to trade. If customers are independently rated, these ratings are used. If there is no independent rating, the credit quality of the customer is analyzed taking its financial position, past experience and other factors into account.

The Group’s largest financial asset balance exposed to credit risk is with a financial institution, one of the Company’s relationships banks, which accounts for approximately 48% of the €356.1 million total balance exposed to credit risk as of December 31, 2018.

The Group’s largest customer balance exposed to credit risk is with a customer, serviced from multiple locations under multiple service contracts, which accounts for approximately 11% of the total balance exposed to credit risk as of December 31, 2018.

The maximum credit exposure on the trade receivables is reduced by the deferred revenue balance of €71.5 million, as presented in Note 18 (2017: €80.8 million and 2016: €70.3 million).

The exposure to credit risk for trade receivables at the reporting date by geographic region was:

	2018	2017	2016
	(€’000)
UK, France, Germany and The Netherlands	76,213	88,634	71,099
Rest of Europe	22,840	23,995	19,807
Corporate	851	889	545
	99,904	113,518	91,451

The Company uses an allowance matrix to measure the Expected Credit Losses of trade receivables from individual customers, which comprise a very large number of small balances. The aging and the allowance per aging category of trade receivables as of the reporting date was:

	2018		2017		2016
	Gross	Allowance	Gross	Allowance	Gross	Allowance
	(€’000)
Not past due	71,139	—	88,530	—	69,771	—
Past due 0–30 days	12,312	—	9,448	—	12,027	—
Past due 31–120 days	10,830	36	13,111	39	7,329	8
Past due 121 days–1 year	4,739	317	2,295	223	2,358	234
More than 1 year	1,628	391	725	329	324	116
	100,648	744	114,109	591	91,809	358

The movement in the loss allowance for expected credit losses in respect of trade receivables during the year was as follows:

	2018	2017	2016
	(€’000)
Balance as of January 1,	591	358	192
Expected credit losses recognized	174	316	285
Write-offs	(21)	(83)	(119)
Balance as of December 31,	744	591	358

Liquidity risk

The following are the contractual maturities of financial liabilities, including interest payments and excluding the impact of netting agreements.

December 31, 2018

	Carrying amount	Contractual cash flows	Less than 1 year	Between 1 - 5 years	More than 5 years
	(€’000)
Financial liabilities
Senior Notes	1,188,387	1,542,000	57,000	228,000	1,257,000
Finance lease liabilities	50,374	66,094	21,695	26,720	17,679
Mortgages	51,382	56,739	5,372	36,872	14,495
Trade and other payables(1)	226,116	226,116	225,879	31	206
	1,516,259	1,890,949	309,946	291,623	1,289,380

December 31, 2017

	Carrying amount	Contractual cash flows	Less than 1 year	Between 1 - 5 years	More than 5 years
	(€’000)
Financial liabilities
Senior Secured Notes	628,141	737,500	37,500	700,000	—
Finance lease liabilities	51,127	70,492	4,389	29,625	36,478
Mortgages	53,640	59,684	9,380	33,149	17,155
2017 Senior Secured Revolving Facility	100,000	100,000	100,000	—	—
Trade and other payables(1) (i)	145,446	145,446	145,259	26	161
	978,354	1,113,122	296,528	762,800	53,794

December 31, 2016

	Carrying amount	Contractual cash flows	Less than 1 year	Between 1 - 5 years	More than 5 years
	(€’000)
Financial liabilities
Senior Secured Notes	629,327	775,000	37,500	737,500	—
Finance lease liabilities	51,718	75,394	4,346	31,904	39,144
Mortgages	54,412	60,792	12,137	28,980	19,675
Trade and other payables(1) (i)	95,836	95,836	95,657	26	153
	831,293	1,007,022	149,640	798,410	58,972

Notes:—

(1)	The carrying amount excludes accrued interest on Senior Notes, Senior Secured Notes and mortgages, deferred revenues and rental holidays.
(i)

Certain figures as of December 31, 2017 and 2016 have been corrected compared to those previously reported. For further information on these corrections, see Notes 2 and 28 of these 2018 consolidated financial statements.

Market risk

Exposure to currency risk

The following significant exchange rates applied during the year:

	Average rate			Report date mid-spot rate
	2018	2017	2016	2018	2017	2016
Euro
GBP 1	1.131	1.141	1.220	1.115	1.126	1.167
CHF 1	0.864	0.897	0.918	0.888	0.855	0.931
DKK 1	0.134	0.134	0.134	0.134	0.134	0.135
SEK 1	0.098	0.104	0.106	0.098	0.102	0.104

Sensitivity analysis

A 10% strengthening of the euro against the following currencies at December 31, would have increased (decreased) equity and profit or loss by approximately the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remained constant and was performed on the same basis for 2017 and 2016.

	Equity(i)	Profit or loss
	(€’000)
December 31, 2018
GBP	(6,295)	(1,656)
CHF	(5,131)	(252)
DKK	(2,679)	(164)
SEK	(1,319)	(24)
December 31, 2017
GBP	(4,573)	(1,712)
CHF	(4,755)	(148)
DKK	(2,499)	(246)
SEK	(1,348)	(196)
December 31, 2016
GBP	(2,895)	(127)
CHF	(4,990)	(186)
DKK	(2,255)	(211)
SEK	(1,179)	38

(i)

Certain figures as of December 31, 2017 and 2016 have been corrected compared to those previously reported. For further information on these corrections, see Notes 2 and 28 of these 2018 consolidated financial statements.

A 10% weakening of the euro against the above currencies at December 31, would have had the equal, but opposite, effect to the amounts shown above, on the basis that all other variables remained constant.

Interest rate risk

Profile

At the reporting date, the interest rate profile of the Group’s interest-bearing financial instruments was:

	Carrying amount
	2018	2017	2016
	(€’000)
Fixed-rate instruments
Senior Secured Notes	—	628,141	629,327
Senior Notes	1,188,387	—	—
Finance lease liabilities	50,374	51,127	51,718
Mortgages	4,451	4,927	5,400
	1,243,212	684,195	686,455
Variable-rate instruments
Mortgages	46,931	48,713	49,012
2017 Senior Secured Revolving Facility	—	99,904	—
	46,931	148,617	49,012
	1,290,143	832,812	735,457

The mortgages on the PAR3 land, owned by Interxion Real Estate II Sarl, and the PAR5 land, owned by Interxion Real Estate III Sarl have variable interest rates based on EURIBOR plus an individual margin ranging from 240 to 280 basis points. The interest rates have been fixed for 75% of the principal outstanding amount for a period of ten years, which has been reflected in the table above.

Cash flow sensitivity analysis for fixed-rate instruments

Except for the convertible loan granted to Icolo Ltd., the Group does not account for any fixed-rate financial assets and liabilities at fair value through profit and loss and does designate derivatives (interest rate swaps) as hedging instruments under a fair value hedge accounting model. A change in interest rates at the end of the reporting period would, therefore, not affect profit or loss.

Cash flow sensitivity analysis for variable rate instruments

A change of 100 basis points in interest rates payable during the reporting period would have increased (decreased) equity and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular foreign currency rates, remained constant.

	Profit or loss		Equity
	100 bp increase	100 bp decrease	100 bp increase	100 bp decrease
	(€’000)
December 31, 2018
Variable rate instruments	(1,692)	1,692	(69)	69
December 31, 2017
Variable rate instruments	(1,021)	1,021	(76)	76
December 31, 2016
Variable rate instruments	(478)	478	(84)	84

Fair values and hierarchy

Fair values versus carrying amounts

As at December 31, 2018, the market price of the Senior Notes was 102.641. Using this market price, the fair value of the Senior Notes would have been approximately €1,231.7 million, compared with their nominal value of €1,200.0 million. As of December 31, 2017, the market price of the 6.00% Senior Secured Notes due 2020 was 103.552 (2016: 105.045). Using this market price, the fair value of the Senior Secured Notes due 2020 would have been approximately €647.0 million (2016: €657.0 million), compared with their nominal value of €625.0 million (2016: €625.0 million).

The Group had a cash flow hedge in place to hedge the interest rate risk of part of two mortgages. This instrument is carried at fair value through profit and loss.

As at December 31, 2018, the fair value of all mortgages was equal to their carrying amount of €51.4 million. As of December 31, 2018, the fair value of the financial lease liabilities was €54.1 million compared with its carrying amount of €50.4 million.

Fair-value hierarchy

The Company regularly reviews significant unobservable inputs and valuation adjustments. If third-party information, such as broker quotes or pricing services, is used to measure fair values, then the Company assesses the evidence obtained from the third parties to support the conclusion that such valuations meet the requirements of IFRS, including the level in the fair value hierarchy in which such valuations should be classified. Significant valuation issues are reported to the Company’s Audit Committee.

When measuring the fair value of an asset or a liability, the Company uses observable market data as far as possible. Fair values are categorized into different levels in a fair-value hierarchy based on the inputs used in the valuation techniques as follows:

Level 1:	quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2:	inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices);

Level3:	inputs for the asset or liability that are not based on observable market data (unobservable inputs).

If the inputs used to measure the fair-value of an asset or a liability fall into different levels of the fair-value hierarchy, then the fair-value measurement is categorized in its entirety at the same level of the fair-value hierarchy as the lowest level input that is significant to the entire measurement. The Company recognizes transfers between levels of the fair-value hierarchy at the end of the reporting period during which the change has occurred. The values of the instruments are:

	Carrying value	Fair value
	(€’000)
		Level 1	Level 2	Level 3
December 31, 2018
Senior Notes	(1,188,387)	(1,231,692)	—	—
Finance leases	(50,374)	—	(54,092)	—
Mortgages	(51,382)	—	(51,382)	—
Other investments	7,906	—	—	7,906
Interest rate swap	(226)	—	(226)	—
December 31, 2017
6.00% Senior Secured Notes due 2020	(628,141)	(647,000)	—	—
2017 Senior Secured Revolving Facility	(99,904)	—	(99,904)	—
Finance leases	(51,127)	—	(54,282)	—
Mortgages	(53,640)	—	(53,640)	—
Other investments	3,693	—	3,693	—
Interest rate swap	(255)	—	(255)	—
Conversion option	0	—	—	0
December 31, 2016
6.00% Senior Secured Notes due 2020	(629,327)	(657,000)	—	—
Finance leases	(51,718)	—	(55,625)	—
Mortgages	(54,412)	—	(54,412)	—
Other investments	1,942	—	1,942	—
Interest rate swap	(367)	—	(367)	—
Conversion option	0	—	—	0

The Level 3 financial assets represent convertible loans with a principal amount of USD 7.5 million (excluding accrued interest) provided by InterXion Participation 1 B.V. Interxion has the option to convert the loans into equity on the maturity date or upon occurrence of an enforcement event. Upon implementation of IFRS 9 – Financial Instruments, the convertible loans are considered instruments to be carried at FVTPL. Changes in the fair value of these loans are recognized in Net finance expense. Accordingly, since 1 January 2018, they have been presented in Level 3. There have been no further transfers between levels of hierarchy.

Fair values were obtained from quoted market prices in active markets or, where no active market exists, by using valuation techniques. Valuation techniques include discounted cash flow models using inputs as market interest rates and cash flows.

Capital management

The Board’s policy is to maintain a strong capital base to maintain investor, creditor and market confidence and to sustain future development of the business. The Board of Directors monitors the return on capital based on a ratio calculated as Total liabilities minus Cash and cash equivalents, divided by Shareholders’ equity:

	2018	2017(i)	2016(i)
	(€’000)
Total liabilities	1,629,134	1,112,410	941,179
Less: cash and cash equivalents	(186,090)	(38,484)	(115,893)
	1,443,044	1,073,926	825,286
Equity
Shareholders’ equity	633,420	589,661	541,486
Ratio of Total liabilities minus Cash and cash equivalents, divided by Shareholders’ equity:	2.28	1.82	1.52

(i)

Certain figures as of December 31, 2017 and 2016 have been corrected compared to those previously reported. For further information on these corrections, see Notes 2 and 28 of these 2018 consolidated financial statements.